                            SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                      COMPOSITE AUTOMOBILE RESEARCH, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  CONFIDENTIAL



                       COMPOSITE AUTOMOBILE RESEARCH, LTD.
                                635 FRONT STREET
                               EL CAJON, CA 92020

April 21, 2000

To: Stockholders of Composite Automobile Research, Ltd.

Dear Stockholder:

        You are cordially invited to attend a Special Meeting of Stockholders of Composite Automobile Research, Ltd., a Canada corporation (CARH) to be held at the offices of Composite Automobile Research, Ltd., at 635 Front Street, El Cajon, CA 92020 on Thursday, June 1, at 1:30 p.m., Pacific Time.

        At this Special Meeting, you will be asked to consider and vote upon the approval of the change in the name ("Name Change") of Composite Automobile Research, Ltd., to World Transport Authority, Inc. The proposed name change for CARH will provide association of the sales, marketing and; production of WTA with CARH's business name;

        The Name Change and the transactions contemplated thereby are planned to be concluded as soon as possible after approval by the shareholders of CARH.

        CARH is a publicly traded company, listed on the NASDAQ Over-the-Counter Bulletin Board (the "OTC Bulletin Board"). It is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, is required to file periodic reports with the Securities and Exchange Commission. As of the close of the market on January 31, 2000, CARH common stock traded on the OTC Bulletin Board at a high and low price of $3.02 and $2.00, respectively.

        The Board of Directors of CARH has carefully reviewed and considered the terms and conditions of the proposed Name Change, and the increase in the authorized capital of the corporation. The Board of Directors of CARH has unanimously the proposed Name Change, and the increase in the authorized capital, and recommends that the stockholders of CARH vote FOR approval of the Merger, the Merger Agreement, the Name Change, the proposed directors, and the increase in the authorized capital.

        While the Board of Directors CARH are confident that a new name can reflect positively on CARH's business plan there can be no assurance that CARH will in fact be able to do so. Therefore, CARH shareholders are urged to read the enclosed Proxy Statement and to carefully consider the description of the prospective Name Change in the Proxy Statement.



                             Letter to Shareholders           Page 1 of 2 pages
                                  Confidential

        Enclosed are a Notice of Special Meeting, Consent and Waiver of Notice, a Proxy Statement and a proxy card for the Special Meeting. Please give this information your careful attention. It provides a detailed description of the proposed transactions. The affirmative vote of the holders of a majority of the shares of CARH Common Stock entitled to vote at the Special Meeting is required for approval of the Merger, the Merger, Agreement, the Name Change, the election of the proposed directors, and the increase in the authorized capital. A majority vote of the shareholders is required for approval by the Consent and Waiver of Notice. Accordingly, your vote is important, no matter how large or how small your holdings.

        In view of the importance of the action to be taken, we urge you to complete, sign, and date the enclosed proxy card and to return it promptly in the enclosed envelope, whether or not you plan to attend the Special Meeting.

        To expedite the transaction, we request that you sign and return the enclosed "Consent and Waiver of Notice" at your earliest convenience. Sending in your proxy now will not interfere with your right to attend the Special Meeting or to vote your shares personally at the Special Meeting if you wish to do so. However, the merger will be approved upon receipt by the Company of the Consent and Waiver of Notice signed by shareholders representing a majority of the issued and outstanding shares and, accordingly, no shareholders meeting would be held.

Sincerely,

Lyle Wardrop
Chairman/CEO


                             Letter to Shareholders           Page 2 of 2 pages
                                  Confidential

                       COMPOSITE AUTOMOBILE RESEARCH, LTD.
                                635 FRONT STREET
                               EL CAJON, CA 92020

                                 PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS OF COMPOSITE AUTOMOBILE RESEARCH, LTD. TO BE HELD ON JUNE 1, 2000

        This Proxy Statement is being furnished to the stockholders of Composite Automobile Research, Ltd., a corporation formed under the laws of the Province of Alberta, Canada ("CARH" or the "Company"), in connection with the solicitation of proxies by its Board of Directors from holders of outstanding shares of common stock of CARH (the "Common Stock") for use at the Special Meeting of CARH stockholders to be held on Thursday June 1, 2000 at 635 Front Street, El Cajon, CA 92020, at 1:30 p.m., Pacific Time.

        The purpose of the CARH Special Meeting is to consider and vote upon the following:

        1. A proposal to approve the change in the name ("Name Change") of Composite Automobile Research, Ltd. to "World Transport Authority Inc." ("WTA"). The proposed name change for CARH will provide association of the sales, marketing and production of WTA with CARH's business name;

        2. The setting of the recordation date of the four for one split of common stock and,

        3. To transact such other business as may properly come before the Special Meeting of Stockholders of CARH, or any adjournment thereof.

GENERAL MATTERS

The accompanying proxy is solicited by the Board of Directors of CARH for a Special Meeting of Stockholders to be held at the offices of the Company at 635 Front Street, El Cajon, CA 92020, on Thursday, June 1, 2000 at 1:30 p.m., Pacific Time. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about May 1, 2000.

The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation. The cost of this proxy solicitation is expected to be approximately $10,000, including printing and mailing expenses. The Company will reimburse brokerage firms and other securities custodians for their expenses in forwarding proxy materials to their principals.


                                 Proxy Statement               Page 1 of 5 pages
                                  Confidential

Only holders of shares of Common Stock of record at the close of business on April 20, 2000 will be entitled to notice of and to vote at the meeting and at all adjournments thereof. At the close of business on April 20, 2000, the Company had outstanding 13,274,547 shares of Common Stock.

Shares of Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of the proposals. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

ITEM 1 -- CHANGE OF NAME

The Company wishes to amend its certificate of incorporation to change the Company's name from "Composite Automobile Research, Ltd." to "World Transport Authority Inc.," which is the same name as its operating subsidiary. The purpose of this change is to associate the business of the Company with its operating subsidiary for sales and marketing purposes and to recognize that the Company has completed its research and development stage and is now set to provide transportation products worldwide.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


ITEM 2 -- THE RECORDATION OF THE FORWARD SPLIT OF COMMON STOCK

The purpose of this change is to allow the Company to proceed with its proposed four for one stock split, which has already been approved by the Board of Directors.

The Company is recording this amendment to implement its previously-announced four-for-one stock split (the "Stock Split"). Neither the increase in authorized shares nor the Stock Split will have any effect on the rights of existing stockholders. The shares of Common Stock, both before and after the Stock Split, will have the same voting, liquidation, dividend and other rights as before the Stock Split. CARH is undertaking the Stock Split because the Company believes it is moving from the development stage to the emerging growth stage. This anticipated shift to a revenue-producing stage should have a positive impact on market interest in the Company's Common Stock and CARH wants its stockholders to be able to benefit from this positive impact.


                                 Proxy Statement               Page 2 of 5 pages
                                  Confidential

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS


The following table sets forth information on the ownership of the Company's voting securities by Officers, Directors and major shareholders as well as those who own beneficially more than five percent of the Company's common stock through the most current date - April 15, 2000:



Title Of       Name & Address               Amount &             Percent Owned
Class          --------------               Nature of owner (a)  -------------
--------                                    ---------------

Common         Maritime International, Ltd.  726,667               5.47%
               Trevor Lloyd
               635 Front St
               El Cajon, CA 92020


Common         Lyle Wardrop                  133,810               1.01%
               19879 49th Ave.
               Langley, BC V3A 3R5


Common         Douglas Norman                978,000               7.37%
               1103 Topper Lane
               El Cajon, Ca 92021


Common         Paul Hewett
               5901 Winwood Road
               Bethesda, MD 20816             150,000              1.13%


Total Shares                                1,988,477             14.98%


(a) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, and individuals may disclaim beneficial ownership for other purposes. Each stockholder has sole investment and voting power over the shares opposite his name unless otherwise indicated.

(b) Effective December 1, 1997, the 726,667 shares owned by Maritime International, Ltd. (Beneficial Owner & Control Person - Trevor Lloyd) were placed in an irrevocable trust dated December 1, 1997. Due to the size of the stock ownership by one owner, the Board of Directors, including Maritime International, voted on June 3, 1997 to grant the Board additional control of the amount of shares that Maritime International could offer for sale. On December 1, 1997, the Board voted to accept an irrevocable stock trust set up for three years, with Lyle Wardrop, Chairman of the Company, as trustee.


                                 Proxy Statement               Page 3 of 5 pages
                                  Confidential

The trust requires that any sale or transfer of the trust's shares must be approved by the Company's Board of Directors. Trustee retains legal right to vote the shares of the Trust in all required stockholder votes. The purpose of this trust arrangement is to restrict Maritime International from selling in an orderly fashion its large share holdings to unduly enrich itself at the expense of the smaller stockholders.

(c) Includes shares totaling 133,333 jointly held by Jahan Eftekhar and Majid Mehrafza.


OTHER MATTERS

At the time of the preparation of this proxy statement, the Board of Directors of the Company did not contemplate or expect that any business other than that pertaining to the subjects referred to in this Proxy Statement would be brought up for action at the meeting, but in the event that other business calling for a stockholders' vote does properly come before the meeting, the proxies will vote thereon according to their best judgment in the interest of the Company.


                                    BY ORDER OF
                                    THE BOARD OF DIRECTORS


                                    /s/ LYLE WARDROP
                                       -----------------------------------

                                    Lyle Wardrop
                                    Corporate Secretary
                                    April 21, 2000


                                 Proxy Statement               Page 4 of 5 pages
                                  Confidential

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                       COMPOSITE AUTOMOBILE RESEARCH, LTD.
                                635 FRONT STREET
                               EL CAJON, CA 92020

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints _________________ and ___________________ as
Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of Common Stock of COMPOSITE AUTOMOBILE RESEARCH, LTD. held of record by either of the undersigned on April 25, 2000 at the Special Meeting of Stockholders to be held on June 1, 2000, or any adjournments thereof.

1.  Change of Name

        FOR                  AGAINST               ABSTAIN
           -----                    -----                 -----

2.  Setting of the recordation date of the four for one split of common stock.

        FOR                  AGAINST               ABSTAIN
           -----                    -----                 -----

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. (IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.)

        Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                   Date:                  , 2000


                                                   ---------------------------
                                                   Signature


                                                   ---------------------------
                                                   Signature if held jointly

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.


                                 Proxy Statement               Page 5 of 5 pages
                                  Confidential